SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 28, 2002


                              INVACARE CORPORATION
                              --------------------
             (Exact Name of Registrant as Specified in its Charter)


                                      OHIO
                 (State or Other Jurisdiction of Incorporation)


            0-12938                                  95-2680965
      -------------------                       -------------------
     (Commission File No.)                (IRS Employer Identification No.)


               One Invacare Way, P.O. Box 4028, Elyria, Ohio 44036
              ----------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (440) 329-6000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

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Item 5.  Other Events.

Invacare Corporation news release dated October 24, 2002.

News Release
                                                  Media Inquiries:
                                                  Susan A. Elder
                                                  Director of Marketing
                                                  Communications
                                                  (440) 329-6549

                                                  Investor Inquiries:
                                                  Robert Gudbranson
                                                  Director of Investor Relations
                                                  and Business Development
                                                  (440) 329-6001

Invacare Corporation Names New Chief Financial Officer

     ELYRIA, Ohio--Oct. 24, 2002--Invacare Corporation (NYSE:IVC) has appointed Gregory C. Thompson to the position of Senior Vice President and Chief Financial Officer, effective November 4, 2002. Thompson previously served as Senior Vice President and Chief Financial Officer of Sensormatic Electronics Corporation (NYSE:SRM), a $1.1 billion global manufacturer of electronic security products located in Boca Raton, FL.
     Thompson, 47, will be responsible for all aspects of Invacare's Finance, Treasury, Internal Audit, Investor Relations, Corporate Development and Information Technology functions.
     "We are extremely pleased to have Greg Thompson joining Invacare Corporation as Chief Financial Officer after a nationwide search to fill the position," said A. Malachi Mixon, III, Chairman and Chief Executive Officer. "His extensive background in global financial management and public accounting will be instrumental in helping guide Invacare Corporation as we work toward accomplishing our objective of becoming a $2 billion company by 2006."
     Thompson began his career in finance at Coopers & Lybrand and later Price Waterhouse, progressing through positions of increased responsibility in global financial management and accounting. Prior to joining Sensormatic, he served as Vice President and Corporate Controller for Wang Laboratories. Thompson is a Certified Public Accountant and holds a Bachelor of Science Degree in Accounting from Virginia Polytechnic Institute and State University.
     Thompson replaces Thomas R. Miklich who resigned as Invacare's CFO in April 2002 to join OM Group, Inc. (NYSE:OMG.)

     Invacare Corporation (NYSE:IVC) is the global leader in the manufacture and distribution of innovative home medical products which promote recovery and active lifestyles through more than 25,000 providers. The company, which had 2001 revenues of $1.05 billion, goes to market in the following channels of distribution: home care, mass retail and institutional. Invacare participates in the following product segments: Home Care, which includes rehab products, respiratory products, manual wheelchairs, home care beds, therapeutic support surfaces and personal care products marketed by Invacare's Home Care Group; Soft Goods and Supplies, which includes ostomy, incontinence, wound care and diabetic supplies marketed by Invacare Supply Group; and Institutional, which includes nursing home beds, patient lifts and slings, nursing home furniture and bathing systems marketed by Invacare Continuing Care Group. The company's headquarters are in Elyria, Ohio, and the firm has manufacturing plants in the United States, Australia, Canada, Denmark, Germany, France, Mexico, New Zealand, Portugal, Sweden, Switzerland and the United Kingdom. For more information about the company, visit Invacare's website at www.invacare.com.


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                                   Signatures

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              Invacare Corporation

                                              By:  /S/ Gerald B. Blouch
                                                   ---------------------
                                              Gerald B. Blouch
                                              President, Chief Operating Officer
                                              Acting Chief Financial Officer


Date:  October 28, 2002